Virtus Opportunities Trust
Supplement dated March 27, 2014
to the Statement of Additional Information dated January 28, 2014
Important Notice to Investors
In the section “More Information About Fund Investment Strategies & Related Risks” the following subheading hereby replaces the first appearance of “Municipal Securities and Related Investments” appearing after the subheading “Letters of Credit” in the current SAI:
Loan and Debt Participations and Assignments
“A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”
The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.
Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)”
Investors should retain this supplement with the
SAI for future reference.
VOT 8020B/SAI LoandDebtParts (3/14)